SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: February 24, 2004
                        (Date of earliest event reported)

Commission     Registrant; State of Incorporation;          I.R.S. Employer
File Number       Address; and Telephone Number           Identification No.

1-3525       AMERICAN ELECTRIC POWER COMPANY, INC.          13-4922640
             (A New York Corporation)
             1 Riverside Plaza
             Columbus, Ohio 43215
             Telephone (614) 716-1000


Item 7.     Financial Statements and Exhibits.

      The Exhibit Index on page 3 is incorporated herein by reference.

Item 9.     Regulation FD Disclosure.

      The information, including the exhibit attached hereto, in this Current Report is being furnished and shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise stated in such filing.

      Attached and incorporated herein by reference as Exhibit 99 is a copy of the press release of American Electric Power Company, Inc. regarding the election of Michael G. Morris as Chairman of the Board, dated February 24, 2004.

                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              AMERICAN ELECTRIC POWER COMPANY, INC.

                           By:/s/ Thomas G. Berkemeyer
                           Name: Thomas G. Berkemeyer
                           Title: Assistant Secretary

February 24, 2004


                                 EXHIBIT INDEX

Exhibit No.      Description

   99 Press Release issued by American Electric Power Company, Inc., dated February 24, 2004.


                                                                     Exhibi 99

CONTACTS:

Media -     Pat D. Hemlepp
            Director, Corporate Media Relations
            614/716-1620

Analysts -  Julie Sloat
            Managing Director, Investor Relations
            614/716-2885


FOR IMMEDIATE RELEASE


AEP BOARD ELECTS MORRIS AS CHAIRMAN

COLUMBUS, Ohio, Feb. 24, 2004 - The board of directors of American Electric Power (NYSE: AEP) today elected Michael G. Morris chairman of the board. Morris is AEP's president and chief executive officer.

      Morris, 57, joined AEP as president and CEO on Jan. 1 following the resignation of former president and CEO E. Linn Draper Jr. Morris' election as chairman follows Draper's resignation from that position today. Draper had announced in April 2003 that he planned to retire on or before AEP's 2004 annual meeting, scheduled for April 27.

      Prior to joining AEP, Morris was chairman, president and chief executive officer of Northeast Utilities System.

      "On behalf of the shareholders, customers and employees of AEP I want to express my heartfelt thanks to Linn for his years of dedicated leadership," Morris said. "I'm especially grateful for his help in making my move to AEP a very easy one."

      "Mike has stepped into his new duties and made a very smooth transition," Draper said. "It is the appropriate time for me to step down and give Mike full leadership of the company."

      Draper will remain in an advisory capacity with AEP through April. American Electric Power owns and operates more than 42,000 megawatts of generating capacity in the United States and select international markets and is the largest electricity generator in the U.S. AEP is also one of the largest electric utilities in the United States, with almost 5 million customers linked to AEP's 11-state electricity transmission and distribution grid. The company is based in Columbus, Ohio.